                [LOGO OF GRAPHIC INDUSTRIES, INC. APPEARS HERE]


                           GRAPHIC INDUSTRIES, INC.



Dear Graphic Industries, Inc. Shareholder:

     You are cordially invited to attend the 1997 Annual Meeting of Shareholders to be held at the Ritz-Carlton Hotel-Buckhead, 3434 Peachtree Road, NE, Atlanta, Georgia, on Tuesday, June 3, 1997, at 10:00 a.m., local time.

     The principal business of the meeting will be to elect directors for the ensuing year. During the meeting, we will also review the results of the year ended January 31, 1997 and report on the outlook for fiscal 1998.

     We would appreciate your completing, signing, dating and returning to the Company the enclosed proxy card in the envelope provided at your earliest convenience. If you decide to attend the meeting, you may, of course, revoke your proxy and personally cast your votes.

                                            Sincerely,

                                            /s/Mark C. Pope III
                                            Mark C. Pope III
                                            Chairman


May 2, 1997

                           GRAPHIC INDUSTRIES, INC.
                            2155 Monroe Drive, N.E.
                            Atlanta, Georgia 30324

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  TO BE HELD
                                 June 3, 1997

     The 1997 Annual Meeting of Shareholders of Graphic Industries, Inc. will be held at 10:00 a.m., local time, on Tuesday, June 3, 1997, at Ritz-Carlton Hotel-Buckhead, 3434 Peachtree Road, NE, Atlanta, Georgia.

     The meeting is called for the following purposes:

          1.  To elect directors for the ensuing year; and

          2. To vote on such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed April 17, 1997, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

     YOU ARE REQUESTED TO SIGN, DATE, COMPLETE AND RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES WILL BE REPRESENTED, WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING.

                                    By Order of the Board of Directors

                                    /s/ Donald P. Hunnicutt
                                    -----------------------------------
                                    Donald P. Hunnicutt
                                    Secretary

Atlanta, Georgia
MAY 2, 1997

                           GRAPHIC INDUSTRIES, INC.
                            2155 Monroe Drive, N.E.
                            Atlanta, Georgia 30324

                                PROXY STATEMENT

     This statement is furnished in connection with the solicitation by the Board of Directors of Graphic Industries, Inc. (the "Company" or "Graphic Industries") of proxies to be voted at the 1997 Annual Meeting of Shareholders (the "Annual Meeting") of the Company to be held on Tuesday, June 3, 1997, and at any and all adjournments of the Annual Meeting. This Proxy Statement and the enclosed proxy card will be first mailed on or about May 5, 1997, to the shareholders of record of the Company (the "Shareholders") on April 17, 1997 (the "Record Date").

     Any proxy given pursuant to this solicitation and received in time for the Annual Meeting will be voted with respect to all shares represented by it and will be voted in accordance with the instructions, if any, given in the proxy. If instructions are not given in the proxy, it will be voted in favor of the proposals to elect the nominees named herein to the Board of Directors.

     Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Secretary of the Company either an instrument revoking the proxy or a duly executed proxy bearing a later date. Proxies also may be revoked by any Shareholder present at the Annual Meeting who expresses a desire to vote his or her shares in person. The holders of a majority of the shares of the Common Stock of the Company (the "Common Stock") must be present in person or represented by proxy to constitute a quorum and act upon the election of the three directors to be elected by that class and the holders of a majority of the shares of the Class B Common Stock (the "Class B Stock") must be present in person or represented by proxy to constitute a quorum and act upon the election of the six directors to be elected by that class. Abstentions and broker non-votes will be counted for purposes of obtaining a quorum on all matters presented at the Annual Meeting. Failure of the necessary quorums to be represented at the Annual Meeting will necessitate adjournment and will subject the Company to additional expense.

     A plurality of the votes cast by the holders of Common Stock entitled to vote is required to elect three of the nominees to the Board and the plurality of the votes cast by the holders of Class B Stock entitled to vote is required to elect the other six nominees to the Board. Accordingly, abstentions will have no effect on the election of directors. Broker non-votes do not exist in the context of the election of directors.

     There were 7,290,507 shares of Common Stock and 4,518,817 shares of Class B Stock outstanding as of the Record Date and therefore entitled to notice and to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote and each share of Class B Stock is entitled to ten votes on each proposal to be presented at the Annual Meeting; however, with respect to the election of directors, only the Common Stock will vote with respect to three of the nominees and only the Class B Stock will vote with respect to the other six nominees.

     Mark C. Pope III ("Mr. Pope"), Chairman of the Board and Chief Executive Officer of the Company, intends to vote his Class B Stock (which represents 99.1% of the Class B Stock outstanding as of the Record Date) in favor of the six nominees to be voted on by the holders of Class B Stock.

    YOUR BOARD OF DIRECTORS URGES YOU TO SIGN, DATE AND RETURN THE ENCLOSED
              PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE

                      PROPOSAL 1 - ELECTION OF DIRECTORS

NOMINEES

     The Board of Directors of the Company presently consists of nine members. The current terms of all existing directors expire upon the election and qualification of the directors to be elected at the Annual Meeting. The persons named as proxies intend to vote the proxies for the election as directors of the persons named below, each of whom is currently a director, unless the shareholders direct otherwise in their proxies. In the event any of the persons named below refuses or is unable to serve as a director (which is not now anticipated), the persons named as proxies reserve full discretion to vote for such other person or persons as may be nominated.

     Three of the nominees (Messrs. Andrews, Benatar and Strayhorn) will be voted upon only by the holders of Common Stock. The remaining nominees (Messrs. Pope, Wood, J. Pope, C. Pope, Herring and Hatcher) will be voted upon only by the holders of Class B Stock.

     The following table sets forth the number of shares and percentage of the outstanding shares of Common Stock beneficially owned by (i) each director nominee, (ii) each executive officer named in the Executive Compensation tables set forth on pages 9 through 11 (the "Named Executive Officers"), (iii) each person known by management of the Company to own beneficially more than 5% of any class of the Company's voting securities and (iv) all directors and executive officers as a group, as of the Record Date. An asterisk indicates ownership of less than 1% of the class of Common Stock.

                              OWNERSHIP OF SHARES
                                                               Common Stock
                                    ------------------------------------------------------------
                                    Sole            Shared
                                    Voting or       Voting or      Attributed
Name of                             Investment      Investment     Beneficial      Percent
Beneficial Owner                    Power           Power          Ownership       of Class(1)
------------------------------------------------------------------------------------------------
Mark C. Pope III                    921,977(2)           0(3)       17,200(4)      12.9(2)(3)(4)
William A. Wood, Jr.                  8,700              0               0           *
John R. Pope                         52,650              0(3)            0           *
Leo Benatar                           3,000              0               0           *
Ralph N. Strayhorn, Jr.               6,830              0           1,860(5)        *
Warren E. Andrews                    12,000         22,500(6)            0           *
Carter D. Pope                      214,121              0               0          3.0
Alvan A. Herring, Jr.                43,630              0               0           *
James A. Hatcher                          0              0(3)      118,150(7)       1.6(3)(7)
David S. Fraser                       6,167              0               0           *
Donald S. Forshay                     3,500              0               0           *
Ellis T. Alexander                      500              0               0           *
FMR Corp. (Fidelity Investments)    589,000(8)           0               0          8.1
All directors and
executive officers as a
group (16 persons)                1,273,075(2)      22,500(3)      137,210         19.7(9)

(1) Calculated by taking into account all shares as to which the indicated person or group has sole or shared voting or investment power or attributed beneficial ownership, but without regard to the shares of Common Stock issuable upon conversion of either (i) shares of Class B Stock held by that person or group or (ii) any of the Company's Convertible Debentures, and without regard to the disclaimers of beneficial ownership referred to in Notes (3), (4), and (7) of this table.

(2) Does not include 4,478,092 shares of Class B Stock (99.1% of the Class B Stock outstanding as of the Record Date) held by Mr. Pope, each of which is convertible at the option of the holder into one share of Common Stock. If these shares of Class B Stock were included, Mr. Pope's Percent of Class of Common Stock would be 46.0%.

(3) Does not include an aggregate of 18,461 shares of Common Stock issuable upon conversion of $300,000 face value of the Company's Convertible Debentures held by the Betty Williams Marital Trust. Mr. Pope, Mr. J. Pope and Mr. Hatcher's spouse are the co-trustees of the trust. Mr. Pope, Mr. J. Pope and Mr. Hatcher disclaim beneficial ownership of the shares held by the Betty Williams Marital Trust.

(4) Mr. Pope disclaims beneficial ownership of the indicated shares, which are beneficially owned, controlled and held of record by his spouse.

(5) Mr. Strayhorn disclaims beneficial ownership of the indicated shares, which are beneficially owned, controlled and held of record by his spouse.

(6) Jointly owned with Mr. Andrews' spouse, with whom he shares voting and investment power.

(7) The indicated shares are beneficially owned, controlled and held of record by Mr. Hatcher's spouse.

(8) The indicated shares are controlled by FMR Corp. ("FMR") through certain of its affiliates and subsidiaries in their capacities as investment advisers to various funds. Edward C. Johnson 3d and Abigail P. Johnson, together with other members of their family and trusts for their benefit, may be deemed to control FMR and may therefore be deemed to beneficially own the indicated shares. Each of FMR and Edward and Abigail Johnson has the authority to dispose of all of the indicated shares. The foregoing information is based solely on a Report on Schedule 13G filed with the Securities and Exchange Commission and the Company. The address of FMR and Edward and Abigail Johnson is 82 Devonshire Street, Boston, Massachusetts 02109.

(9) If the shares of Common Stock issuable upon conversion of the Class B Stock referenced in Note (2) and the shares of Common Stock issuable upon conversion of the Convertible Debentures referenced in Note (3) to this table were included, the group's Percent of Class of Common Stock would be 50.3%.

The following table sets forth for each director nominee (based upon information supplied by him) his name, age, positions with the Company, principal occupation and business experience for the past five years and prior service as a director of the Company.

       (1) NOMINEES TO BE CONSIDERED BY THE HOLDERS OF THE CLASS B STOCK

                          POSITION WITH COMPANY,
                          PRINCIPAL OCCUPATION,
                          BUSINESS EXPERIENCE,                        DIRECTOR
     NAME                 OTHER DIRECTORSHIPS                 AGE      SINCE
-------------------------------------------------------------------------------
Mark C. Pope III (1)      Chairman of the Board and            72       1970
                          Chief Executive Officer of
                          Graphic Industries since
                          1970; President of Graphic
                          Industries, 1970-1989

William A. Wood, Jr.      Former Vice President of             77       1978
                          Graphic Industries, 1986-1996;
                          President of The Stein Printing
                          Company, Inc., 1978-1986 (2)

John R. Pope (1)          President of Williams Printing       52       1970
                          Company since 1990; Executive
                          Vice-President of Williams
                          Printing Company, 1989-1990;
                          Vice President-Sales of Williams
                          Printing Company, 1969-1989 (2)

Carter D. Pope (1)        President of Atlanta Blue            41       1988
                          Print Company since 1989;
                          Executive Vice President of
                          Atlanta Blue Print Company,
                          1987-1989; Vice President
                          of Atlanta Blue Print
                          Company, 1986-1987; Salesman,
                          The Stein Printing Company,
                          1982-1986 (2)

Alvan A. Herring, Jr.     Vice President of Graphic            53       1990
                          Industries since 1990;
                          President of Foote & Davies,
                          1989-1990 (commercial printers);
                          Senior Vice President of
                          Foote & Davies, 1982-1989

                          POSITION WITH COMPANY,
                          PRINCIPAL OCCUPATION,
                          BUSINESS EXPERIENCE,                       DIRECTOR
     NAME                 OTHER DIRECTORSHIPS                 AGE      SINCE
-------------------------------------------------------------------------------
James A. Hatcher (1)      Vice President and                   45       1992
                          General Counsel of Cox Cable
                          Communications, Inc., since
                          1992; Secretary and General
                          Counsel of Cox Enterprises,
                          Inc., 1988-1992; Secretary
                          of various subsidiaries of
                          Cox Enterprises, Inc.
                          1988-1992.

       (2) NOMINEES TO BE CONSIDERED BY THE HOLDERS OF THE COMMON STOCK

Leo Benatar               Senior Partner and Associated        67       1997
                          Consultant of A.T. Kearney, Inc.;
                          Senior Vice President of Sonoco
                          Products Company 1993-1996;
                          Chairman and CEO of Engraph,
                          Inc. 1981-1995; Chairman of
                          Engraph, Inc., 1995-1996
                          (manufacturer of packaging and
                          product identification materials);
                          Aaron Rents, Inc. (a furniture
                          and appliance retailer); Interstate
                          Bakeries Corporation (baker
                          and distributor of fresh bakery
                          products); Mohawk Industries,
                          Inc. (carpet manufacturer); Paxar
                          Corporation (apparel systems
                          and identification products);
                          and Schuller Corporation
                          (manufacturer of insulation
                          and building products).

Ralph N. Strayhorn, Jr.   Of counsel to Petree Stockton        74       1984
                          (formerly Petree Stockton &
                          Robinson) since 1988; General
                          Counsel and Secretary of The
                          Wachovia Corporation and
                          Wachovia Bank and Trust
                          Company, N.A., 1978-1988

Warren E. Andrews         Chairman of the Board of             76       1984
                          W. E. Andrews Co., Inc.,
                          1952-1989 (acquired by
                          Graphic Industries in
                          1984) (2)

----------
(1) John R. Pope and Carter D. Pope are sons and Mr. Hatcher is the son-in-law of Mark C. Pope III.

(2) Atlanta Blue Print Company, Williams Printing Company, The Stein Printing Company, Inc. and W. E. Andrews Co., Inc. are wholly-owned subsidiaries of the Company.

     Members of the Board of Directors of the Company who are not officers of the Company or any of its subsidiaries receive annual directors' fees of $5,000, plus $350 for each meeting of the Board or the Audit Committee attended and reimbursement for travel expenses. Directors who are officers of the Company or any of its subsidiaries receive $150 for each Board meeting attended and are reimbursed for travel expenses. For meetings held during fiscal 1997, non-officer directors received total fees as follows: Messrs. Strayhorn and Kirtland, as members of the Board of Directors and the Audit Committee, received total fees of $7,100 each, Messrs. Andrews and Hatcher received total fees of $6,400. Mr. Pope, Mr. Pope IV, Mr. Wood, Mr. J. Pope, Mr. C. Pope and Mr. Herring, directors who are also officers, received total fees of $600 each.

CERTAIN TRANSACTIONS

     Certain of the Company's executive officers and directors have participated in transactions between the Company and entities in which they have a material interest. See "Compensation Committee Interlocks and Insider Participation" for a description of these transactions.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. Pope is an executive officer of the Company and also serves on its Executive Committee, which determines executive officers' salary and bonuses.

     Mr. Andrews and Mr. Wood serve on the Stock Option Committee, which awards compensation in the form of stock options to executive officers and other employees of the Company.

MEETINGS AND COMMITTEES

     During fiscal 1997, the Board of Directors met four times and did not have a nominating or compensation committee. The Executive Committee of the Board of Directors, which consists of Mr. Pope, Mr. C. Pope, Mr. J. Pope and Mr. Strayhorn determines salary and bonus compensation for the Company's executive officers. The Executive Committee met 12 times during fiscal 1997. The Stock Option Committee, which consists of Messrs. Wood and Andrews, determined stock option awards for all executive officers and other key associates of the Company. The Stock Option Committee met 4 times during fiscal 1997. The Audit Committee met two times during fiscal 1997 and consisted of Messrs. Kirtland, Strayhorn and Pope IV. The Audit Committee is responsible for reviewing and making recommendations regarding the Company's employment of independent auditors, the annual audit of the Company's financial statements and the Company's internal accounting practices and policies. Each director of the Company attended at least 75% of the meetings of the Board of Directors and the committees of which he was a member.

                            EXECUTIVE COMPENSATION

     The Company has no standing compensation committee; however, the Executive Committee of the Board of Directors determines salary and bonus compensation for all executive officers of the Company and the Stock Option Committee determines stock option awards for all executive officers and other key associates of the Company. The Executive Committee is composed of Mark C. Pope III, Chairman of the Board and CEO, Mr. Carter D. Pope, Mr. John R. Pope and Mr. Ralph W. Strayhorn, Jr. directors of the Company. The Stock Option Committee is composed of Mr. William A. Wood, Jr. and Mr. Warren E. Andrews, directors of the Company.

COMPENSATION REPORT OF THE EXECUTIVE AND STOCK OPTION COMMITTEES OF THE BOARD OF DIRECTORS OF GRAPHIC INDUSTRIES, INC.

     The Company seeks to attract and retain key executives who will assist the Company in meeting its annual and long-term sales and profit goals, thereby serving the interest of the Company's Shareholders. The elements of the Company's executive compensation are annual cash compensation (salary and bonuses) and stock options. The Executive Committee believes that the demands and expectations of clients and the Company warrant better than median levels of compensation. The Company's compensation practices are designed to achieve the following goals:

1. Provide salaries that are competitive with those paid to executives in similar positions at private and public companies in each of the Company's key market areas.

2. Create a link between the executive's compensation and the Company's performance through stock options and bonus opportunities.

3. Align the financial interest of the executives with that of the shareholders by means of stock options and bonus opportunities in order to increase shareholder value.

     The cash compensation of executive officers (including the CEO) is reviewed annually and adjustments are considered in view of the Executive Committee's assessment of 1) the Company's sales, profit and stock price performance; 2) the executive officers' individual leadership and experience; and 3) compensation levels of executives in similar positions at private and public companies in each of the Company's key market areas. Stock options are granted from time to time to provide incentives to executives to work toward financial objectives that support total shareholder returns in the form of market price appreciation and dividends. The Company's Named Executive Officers received options in fiscal 1997 to provide such an incentive.

     The Company provides medical and other similar benefits to its executive officers on the same basis as made available to other employees of the Company.

     Mr. Wood and Mr. Andrews cannot receive any stock options under the Company's 1988 Incentive Stock Option Plan, 1991 Stock Option Plan or 1995 Stock Option Plan because Mr. Wood and Mr. Andrews serve on the committee administering the Company's Stock Option Plans and must remain "disinterested" under applicable securities laws and rules.

     Submitted by the members of the Executive Committee and the Stock Option Committee of The Board of Directors of Graphic Industries, Inc.


   MARK C. POPE III           CARTER D. POPE             JOHN R. POPE
RALPH N. STRAYHORN, JR.    WILLIAM A. WOOD, JR.        WARREN E. ANDREWS

SHAREHOLDER RETURN PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock with the cumulative total return of the S&P 500 Stock Index and the cumulative total return for the Company's peer group for the period of five years commencing on January 31, 1992 and ending on January 31, 1997.

               COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
                        AMONG GRAPHIC INDUSTRIES, INC.,
               THE S&P 500 INDEX, AND THE COMPANY'S PEER GROUP**

                             [GRAPH APPEARS HERE]


Measurement period
(Fiscal Year Covered)    1/92        1/93        1/94       1/95       1/96       1/97
---------------------   -------     -------     -------    -------    -------    -------
GRPH                    $100.00     $140.00     $143.00    $178.00    $196.00    $181.00
S&P 500                 $100.00     $111.00     $125.00    $125.00    $174.00    $220.00
Peer Group              $100.00     $109.00     $129.00    $123.00    $148.00    $152.00



* Assumes $100 invested on January 31, 1992 in Graphic Industries, Inc. the S&P 500 Stock Index and a Peer Group constructed by the Company. Total return assumes reinvestment of dividends.

** The Company's Peer Group is comprised of fourteen publicly-held printing companies with operations in the commercial printing industry similar to those of the Company. The companies in the peer group are: Banta Corp., Bowne & Co. Inc., Cadmus Communications Corp., Consolidated Graphics, Inc., Courier Corp., Devon Group, Inc., R.R. Donnelley & Sons Co., Merrill Corp., Moore Ltd., Quebecor, Inc.. World Color Press, Inc., Mail-Well, Inc., Valassis Communications, Inc., Big Flower Press Holdings, Inc.

                         EXECUTIVE COMPENSATION TABLES

    The following tables set forth certain information required by the Securities and Exchange Commission relating to various forms of compensation of executive officers of the Company with respect to the periods presented.

                                                    SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------------------------
                                              ANNUAL COMPENSATION                  LONG TERM COMPENSATION
                                        ------------------------------  ---------------------------------------
                                                                                 AWARDS             PAYOUTS
                                                                        ----------------------   --------------
                                                          OTHER ANNUAL   RESTRICTED                LONG-TERM        ALL OTHER
                                                          COMPENSATION     STOCK      OPTIONS/   INCENTIVE PLAN   COMPENSATION
                               FISCAL    SALARY    BONUS   (1995 AND      AWARDS       SARS          PAYOUTS     (1994 AND 1995)
NAME AND PRINCIPAL POSITION     YEAR      ($)       ($)       ($)          ($)        (#)(1)           ($)             ($)
---------------------------    ------    ------    -----  ------------   ---------    -------    --------------   -------------
Mark C. Pope III                1997    $323,900     0          0            0         25,000           0            $3,000(2)
Chairman & CEO                  1996    $354,967     0          0            0              0           0             3,000(2)
                                1995    $348,000     0          0            0              0           0             3,000(2)

Alvan A. Herring, Jr.           1997    $271,557     0          0            0              0           0            $3,000(2)
Vice President                  1996    $263,350     0          0            0         12,000           0             3,000(2)
                                1995    $225,500     0          0            0          7,500           0             3,000(2)

Donald S. Forshay               1997    $207,702     0          0            0              0           0            $2,943(2)
Vice President-Marketing        1996          (3)    -          -            -              -           -                 -
                                1995          (3)    -          -            -              -           -                 -

Ellis T. Alexander              1997    $194,312     0          0            0              0           0            $3,000(2)
Vice President                  1996          (3)    -          -            -              -           -                 -
                                1995          (3)    -          -            -              -           -                 -

David S. Fraser                 1997    $163,783     0          0            0              0           0            $3,000(2)
CFO & Treasurer                 1996    $145,750     0          0            0         14,000           0             1,500(2)
                                1995    $101,596     0          0            0         13,000           0                 0

----------
(1) Options granted in fiscal 1995 were granted pursuant to the Graphic Industries, Inc. 1991 Stock Option Plan. Options granted in fiscal 1996 and fiscal 1997 were granted pursuant to the Graphic Industries, Inc. 1995 Stock Option Plan.

(2) These amounts represent the Company's matching contributions to the named executives' 401(k) accounts, under the Company's Profit Sharing Plan, during the indicated years.

(3) The indicated persons were not executive officers of the Company in fiscal years 1995 and 1996.

FISCAL 1997 OPTION GRANTS

    This table presents information regarding fiscal 1997 option grants to the named executive officers. The Company has no outstanding stock appreciation rights and granted no stock appreciation rights during fiscal 1997.

                                                   OPTION GRANTS IN FISCAL 1997
--------------------------------------------------------------------------------------------------------------------
                                                                                       POTENTIAL REALIZABLE VALUE AT
                                                                                           ASSUMED ANNUAL RATES OF
                                                                                          STOCK PRICE APPRECIATION
                                   INDIVIDUAL GRANTS                                          FOR OPTION TERM
-------------------------------------------------------------------------------------- -----------------------------
                                  % OF TOTAL OPTIONS
                     OPTIONS          GRANTED TO          EXERCISE OR
                     GRANTED         EMPLOYEES IN         BASE PRICE      EXPIRATION         5%           10%
  NAME                 (#)          FISCAL YEAR(3)          ($/SH)           DATE           ($)           ($)
------------         -------      ------------------      -----------     ----------       -----        ------
Mr. Pope II           8,333(1)         10.75%               9.08           7/31/97         9,666        13,749
                      8,333(1)         10.75%               9.08           7/31/98         9,666        13,749
                      8,334(1)         10.75%               9.08           7/31/99         9,667        13,751

Mr. Herring               -                -                   -                 -             -             -
                          -                -                   -                 -             -             -
                          -                -                   -                 -             -             -

Mr. Forshay           3,333(2)           4.3%               8.75           7/31/97         4,966         6,599
                      3,333(2)           4.3%               8.75           7/31/98         4,966         6,599
                      3,334(2)           4.3%               8.75           7/31/99         4,968         6,601

Mr. Alexander             -                -                   -                 -             -             -
                          -                -                   -                 -             -             -
                          -                -                   -                 -             -             -
Mr. Frase                 -                -                   -                 -             -             -
                          -                -                   -                 -             -             -
                          -                -                   -                 -             -             -

----------
(1) These stock options were granted on July 24, 1997 at an exercise price equal to the then current fair market value of the Common Stock, plus 10%, pursuant to the Graphic Industries, Inc. 1995 Stock Option Plan. Mr. Pope's options vest in one third annual installments beginning on July 1, 1997. Upon a merger, consolidation or other reorganization of the Company involving the exchange, conversion, adjustment or other modification of outstanding options, optionees will be entitled to receive shares of stock, other securities or other property to which terms of the agreement of merger, consolidation or other reorganization would entitle the optionee to receive had he been a holder of record of the shares of Common Stock as to which he could exercise the option.

(2) These stock options were granted on June 27, 1996 at an exercise price equal to the current fair market value of the common stock pursuant to the Graphic Industries, Inc. 1995 Stock Option Plan. Mr. Forshay's options vest in one third annual installments beginning on July 1, 1997. Upon a merger, consolidation or other reorganization of the Company involving the exchange, conversion, adjustment or other modification of outstanding options, optionees will be entitled to receive shares of stock, other securities or other property to which terms of the agreement of merger, consolidation or other reorganization would entitle the optionee to receive had he been a holder of record of the shares of Common Stock as to which he could exercise the option.

(3)  Based on options to purchase 77,500 shares granted in fiscal 1997.

   INDIVIDUAL OPTION EXERCISES IN FISCAL 1997 AND VALUES AT JANUARY 31, 1997

    This table presents information regarding fiscal 1997 option exercises and the value of unexercised options held at January 31, 1997.

                         FISCAL YEAR-END OPTION VALUE
------------------------------------------------------------------------------------------------
                                                       NUMBER OF            VALUE OF UNEXERCISED
                                                      UNEXERCISED           IN-THE-MONEY OPTIONS
                                                   OPTIONS AT FY-END             AT FY-END
                                                          (#)                      ($)(2)
                    Shares
                   Acquired
                 on Exercise       Value Realized      Exercisable/            Exercisable/
  Name                (#)              ($)(1)         Unexercisable            Unexercisable
------------------------------------------------------------------------------------------------
Mr. Pope III             0                 0             0/25,000                0/$16,750
Mr. Herring          3,750            $2,813             0/12,000                0/$12,000
Mr. Forshay              0                 0             0/10,000                0/$10,000
Mr. Alexander          668            $1,082             0/10,000                0/$10,000
Mr. Fraser               0                 0             0/11,167                0/$11,167

(1) Represents the difference between the market price of the shares on the date of exercise and the exercise price.

(2) Represents the value of unexercised, in-the-money options at January 31, 1997, based upon the $9.75 closing price of the Common Stock on that date. Amounts have been rounded to the nearest dollar.

                                   AUDITORS

    The firm of Ernst & Young has served as the CompanyOs independent public accountants since 1983 and the Board of Directors intends to reappoint this firm for fiscal 1998. A representative of this firm is expected to attend the Meeting to respond to questions from Shareholders and to make a statement if he so desires.

                 SHAREHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

    Any Shareholder of the Company wishing to submit a proposal for action at the CompanyOs annual meeting of shareholders in 1998 and desiring the proposal to be considered for inclusion in the CompanyOs proxy materials relating thereto must provide a written copy of the proposal to the management of the Company at its principal executive offices not later than January 21, 1998. A shareholder desiring to submit proposals must be the record or beneficial owner of at least one percent or $1,000 in market value of the CompanyOs shares, must have held the shares for at least one year and continue to hold the shares through the date of the meeting, and must otherwise comply with the rules of the Securities and Exchange Commission relating to shareholder proposals.

                                 ANNUAL REPORT

    The CompanyOs 1997 Annual Report to Shareholders is being mailed to the Company Shareholders with this proxy statement. The Annual Report is not part of the proxy soliciting material.

                                    GENERAL

    The Board of Directors does not know of any other matters to be presented at the Meeting for action by Shareholders. However, if any other matters requiring a vote of the Shareholders arise at the Meeting or any adjournment thereof, it is intended that votes will be cast pursuant to the proxies with respect to such matters in accordance with the best judgment of the persons acting under the proxies.

    The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by use of the mail, certain officers and regular employees of the Company may solicit the return of proxies by telephone, telegram, or personal interview. The Company may request brokerage houses and custodians, nominees and fiduciaries to forward soliciting materials to their principals, the beneficial owners of common stock of the Company, and will reimburse them for their reasonable out-of-pocket expenses.

    A list of Shareholders entitled to be present and vote at the Meeting will be available during the Meeting for inspection by Shareholders who are present.

    You are requested to mark, date, sign, and return the enclosed proxy promptly so that your shares will be represented at the Meeting, whether or not you plan to be present at the Meeting. An envelope has been provided for that purpose. No postage is required if mailed in the United States.

Atlanta, Georgia
May 2, 1997

_________________________________Shares Class B Common Stock

This Proxy, when properly executed, will be voted in accordance with the directors given by the undersigned shareholder. If no direction is made, it will be voted in favor of Proposal 1.

                                     Signature(s)_______________________________
                                     ___________________________________________
                                     Date:________________________________, 1997

                                     Please sign exactly as your name(s) appear hereon, and when signing as attorney, executor, administrator, trustee or guardian, give your full title as such. If the stock is held in the name of more than one person, all holders should sign. If the signatory is a corporation, sign the full corporate name by a duly authorized officer. If a partnership, sign in partnership name by authorized person.

                                       PLEASE COMPLETE, DATE, SIGN AND RETURN
                                                THIS PROXY PROMPTLY

--------------------------------------------------------------------------------




                           GRAPHIC INDUSTRIES, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated May 2, 1997, and does hereby appoint Mark C. Pope III and Alvan A. Herring Jr., and either of them, with full power of substitution, as proxy or proxies of the undersigned to represent the undersigned and to vote all shares of Graphic Industries, Inc. Class B Common Stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of Graphic Industries, Inc, to be held at Ritz-Carlton Hotel-Buckhead, 3434 Peachtree Rd., NE, Atlanta, Georgia, at 10:00 a.m., local time, on June 3, 1997, and any adjournment(s) thereof:



1. Election of Directors:
   [_] FOR all nominees listed below
       (except as marked to the contrary below)

   [_] WITHHOLD AUTHORITY to vote for all nominees listed below.

                    M. Pope, III; W. Wood; J. Pope; C. Pope
                            A. Herring; J. Hatcher.

  (INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)

          ----------------------------------------------------------

2. In their discretion, the Proxies are authorized to vote on such other business as may properly come before the meeting or any adjounment thereof. This Proxy may be revoked at any time prior to the voting thereof.

                        PLEASE SIGN ON THE OTHER SIDE.

                                    Shares Common Stock
-----------------------------------

This Proxy, when properly executed, will be voted in accordance with the directors given by the undersigned shareholder. If no direction is made, it will be voted in favor of Proposal 1.

                                      Signature(s)
                                                  --------------------------

                                      --------------------------------------

                                      Date:                           , 1997
                                            --------------------------

                                      Please sign exactly as your name(s) appear hereon, and when signing as attorney, executor, administrator, trustee or guardian, give your full title as such. If the stock is held in the name of more than one person; all holders should sign. If the signatory is a corporation, sign the full corporate name by a duly authorized officer. If a partnership, sign in partnership name by authorized person.

                                        PLEASE COMPLETE, DATE, SIGN AND RETURN
                                                   THIS PROXY PROMPTLY

--------------------------------------------------------------------------------




                           GRAPHIC INDUSTRIES, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated May 2, 1997, and does hereby appoint Mark C. Pope III and Alvan A. Herring Jr., and either of them, with full power of substitution, as proxy or proxies of the undersigned to represent the undersigned and to vote all shares of Graphic Industries, Inc. Common Stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of Graphic Industries, Inc., to be held at Ritz-Carlton Hotel-Buckhead, 3434 Peachtree Rd, NE, Atlanta, Georgia at 10:00 a.m., local time, on June 3, 1997, and any adjournment(s) thereof:

1. Election of Directors:

   [_] FOR all nominees listed below
       (except as marked to the contrary below)

   [_] WITHHOLD AUTHORITY to vote for all nominees listed below.

                   L. Benatar, R. Strayhorn, and W. Andrews.

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)

     ---------------------------------------------------------------------

2. In their discretion, the Proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof. This Proxy may be revoked at any time prior to the voting thereof.

                        PLEASE SIGN ON THE OTHER SIDE.